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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): NOVEMBER 29, 2001
                                                         -----------------


                          TRANSKARYOTIC THERAPIES, INC.
 ------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
        ---------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


           000-21481                                    04-3027191
---------------------------------           -----------------------------------
    (Commission File Number)                 (IRS Employer Identification No.)


195 ALBANY STREET, CAMBRIDGE, MASSACHUSETTS                 02139
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(Address of Principal Executive Offices)                 (Zip Code)


                                 (617) 349-0200
               --------------------------------------------------
               Registrant's Telephone Number, Including Area Code


                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.   OTHER EVENTS.
          ------------

         On November 29, 2001, Transkaryotic Therapies, Inc. ("TKT") announced that the Honorable Gregory M. Sleet of the U.S. District Court of Delaware has issued an opinion from the "MARKMAN hearing" favorably construing the claims of U.S. Patent No. 5,356,804 in an infringement suit Genzyme Corporation and Mount Sinai School of Medicine brought against TKT. TKT also announced that it intends to move for summary judgment that Replagal(TM) does not infringe this patent.

         The full text of TKT's press release issued in connection with the foregoing matter is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.


Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
          ------------------------------------------------------------------

     (c)  Exhibits.

          99.1              Press Release.


                                      -2-


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 3, 2001               REGISTRANT

                                     TRANSKARYOTIC THERAPIES, INC.


                                        By: /s/ Daniel E. Geffken
                                            -----------------------------------
                                            Daniel E. Geffken
                                            Senior Vice President, Finance and
                                            Chief Financial Officer




                                      -3-

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                                  EXHIBIT INDEX

EXHIBIT NUMBER                              DESCRIPTION
--------------                              -----------

    99.1                                    Press Release.


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